Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet and statements of operations and comprehensive loss are based upon the historical consolidated financial statements of Avalon GloboCare Corp. (the “Company”). The unaudited pro forma consolidated financial information has been prepared to illustrate the effect of the sale (the “Sale”) of Avalon RT 9 Properties, LLC, a wholly owned subsidiary of the Company (“Avalon RT 9”). For a detailed description of the Sale, please see Note [1] of the accompanying unaudited pro forma consolidated financial information.

The unaudited pro forma consolidated balance sheet as of December 31, 2025 has been prepared by including the audited historical consolidated balance sheet of the Company as of December 31, 2025, adjusted to reflect the pro forma effect as if the Sale had been consummated on that date. The unaudited pro forma consolidated statements of operations and comprehensive loss for the years ended December 31, 2025 and 2024 have been prepared by including the Company’s historical consolidated statements of operations and comprehensive loss, adjusted to reflect the pro forma effect as if the Sale had been consummated on January 1, 2024.

The historical consolidated financial statements referred to above for the Company were included in its Annual Reports on Form 10-K for the years ended December 31, 2025 and 2024, previously filed with the Securities and Exchange Commission (the “SEC”). The accompanying unaudited pro forma consolidated financial information and the historical consolidated financial information presented herein should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company.

The unaudited pro forma consolidated balance sheet and statements of operations and comprehensive loss include pro forma adjustments which reflect transactions and events that (a) are directly attributable to the Sale, (b) are factually supportable, and (c) with respect to the statements of operations, have a continuing impact on consolidated results of operations. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma consolidated financial information.

The unaudited pro forma consolidated financial information was prepared for informational purposes only and is not necessarily indicative of the financial position or results of operations that would have occurred if the Sale had been completed on the dates indicated, nor is it indicative of the future financial position or results of operations of the Company. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma consolidated financial information. The accounting for the Sale is dependent upon final balances related to the assets and liabilities at the closing date that have yet to progress to a stage where there is sufficient information for a definitive measurement. Due to the fact that the unaudited pro forma consolidated financial information has been prepared based upon preliminary estimates and account balances other than those on the actual Sale closing date, the final amounts recorded for the Sale may differ materially from the pro forma consolidated financial information presented.

The unaudited pro forma consolidated financial information does not reflect future events that may occur after the Sale, including potential restructuring and related general and administrative cost savings. The pro forma adjustments are subject to change and are based upon currently available information.

AVALON GLOBOCARE CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of December 31, 2025

		Pro Forma
	Historical	Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash	$109,091	$-		$109,091
Receivable from sale of equity method investment	748,000	-		748,000
Prepaid expense and other current assets	282,170	-		282,170
Current assets of discontinued operations	356,616	(356,616)	b	-

Total Current Assets	1,495,877	(356,616)		1,139,261

NON-CURRENT ASSETS:
Property and equipment, net	727	-		727
Intangible assets, net	2,158,167	-		2,158,167
Goodwill	12,808,197	-		12,808,197
Non-current assets of discontinued operations	6,937,769	(6,937,769)	b	-

Total Non-current Assets	21,904,860	(6,937,769)		14,967,091

Total Assets	$23,400,737	$(7,294,385)		$16,106,352

LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Accrued professional fees	$1,832,606	$-		$1,832,606
Accrued research and development fees	153,772	-		153,772
Accrued payroll liability and compensation	1,072,553	-		1,072,553
Accrued litigation settlement	363,450	-		363,450
Accrued liabilities and other payables	281,063	-		281,063
Accrued liabilities and other payables - related parties	100,000	-		100,000
Operating lease obligation	6,000	-		6,000
Advance from pending sale of noncontrolling interest - related party	3,158,078	(3,158,078)	a	-
Derivative liability	34,156	-		34,156
Stock subscription liability	150,000	-		150,000
Bridge loan payable, net	197,341	-		197,341
Convertible note payable, net	737,018	-		737,018
Current liabilities of discontinued operations	6,061,077	(6,061,077)	b	-

Total Current Liabilities	14,147,114	(9,219,155)		4,927,959

NON-CURRENT LIABILITIES:
Non-current liabilities of discontinued operations	23,515	(23,515)	b	-

Total Non-current Liabilities	23,515	(23,515)	b	-

Total Liabilities	14,170,629	(9,242,670)		4,927,959

EQUITY:
Preferred stock, $0.0001 par value; 10,000,000 shares authorized;
Series C Convertible Preferred Stock, 3,800 shares issued and outstanding at December 31, 2025; Liquidation preference $3.8 million at December 31, 2025	3,790,000	-		3,790,000
Series D Convertible Preferred Stock, 5,000 shares issued and outstanding at December 31, 2025; Liquidation preference $5 million at December 31, 2025	8,837,527	-		8,837,527
Series E Convertible Preferred Stock, 19,500 shares issued and outstanding at December 31, 2025; Liquidation preference $19.5 million at December 31, 2025	14,916,753	-		14,916,753
Common stock, $0.0001 par value; 100,000,000 shares authorized;4,857,476 shares issued and 4,854,009 shares outstanding at December 31, 2025	486	-		486
Additional paid-in capital	88,376,767	1,948,285	c	90,325,052
Less: common stock held in treasury, at cost; 3,467 shares at December 31, 2025	(522,500)	-		(522,500)
Accumulated deficit	(105,934,101)	-		(105,934,101)
Statutory reserve	6,578	-		6,578
Accumulated other comprehensive loss	(241,402)	-		(241,402)
Total Avalon GloboCare Corp. stockholders' equity	9,230,108	1,948,285		11,178,393
Noncontrolling interest	-	-		-

Total Equity	9,230,108	1,948,285		11,178,393

Total Liabilities and Equity	$23,400,737	$(7,294,385)		$16,106,352

See notes to unaudited pro forma consolidated financial information.

AVALON GLOBOCARE CORP. AND SUBSIDIARIES

UNAUDITED PRO FROMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

For the Year Ended December 31, 2025

		Pro Forma
	Historical	Adjustments		Pro Forma
INCOME FROM EQUITY METHOD INVESTMENT - LAB SERVICES MSO	$392,677	$-		$392,677

OTHER OPERATING EXPENSES:
Advertising and marketing expenses	843,497	-		843,497
Professional fees	5,254,207	-		5,254,207
Compensation and related benefits	1,101,574	-		1,101,574
Other general and administrative expenses	784,758	-		784,758

Total Other Operating Expenses	7,984,036	-		7,984,036

LOSS FROM OPERATIONS	(7,591,359)	-		(7,591,359)

OTHER (EXPENSE) INCOME
Interest expense - amortization of debt discount and debt issuance costs	(1,136,412)	-		(1,136,412)
Interest expense - other	(320,282)	-		(320,282)
Change in fair value of derivative liability	538,213	-		538,213
Loss on extinguishment of debt	(9,076,587)	-		(9,076,587)
Other income	67,554	-		67,554

Total Other Expense, net	(9,927,514)	-		(9,927,514)

LOSS BEFORE INCOME TAXES	(17,518,873)	-		(17,518,873)

INCOME TAXES	-	-		-

NET LOSS FROM CONTINUING OPERATIONS	(17,518,873)	-		(17,518,873)

NET LOSS FROM DISCONTINUED OPERATIONS	(742,103)	742,103	d	-

NET LOSS	$(18,260,976)	$742,103		$(17,518,873)

LESS: NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	-	-		-

NET LOSS AFTER NONCONTROLLING INTEREST	(18,260,976)	742,103		(17,518,873)

DEEMED CONTRIBUTION ON EXCHANGE OF EQUITY INSTRUMENTS	162,473	-		162,473

NET LOSS ATTRIBUTABLE TO AVALON GLOBOCARE CORP. COMMON SHAREHOLDERS	$(18,098,503)	$742,103		$(17,356,400)

NET LOSS PER COMMON SHARE ATTRIBUTABLE TO AVALON GLOBOCARE CORP. COMMON SHAREHOLDERS:
Basic and diluted, continuing operations	$(5.41)	$-		$(5.41)
Basic and diluted, discontinued operations	(0.23)	0.23		-
Basic and diluted	$(5.64)	$0.23		$(5.41)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	3,210,779	3,210,779		3,210,779

COMPREHENSIVE LOSS:
NET LOSS	$(18,260,976)	$742,103		$(17,518,873)
OTHER COMPREHENSIVE LOSS FROM CONTINUED OPERATIONS
Unrealized foreign currency translation loss	(9,402)	(9,402)		(9,402)
COMPREHENSIVE LOSS	(18,270,378)	732,701		(17,528,275)
LESS: COMPREHENSIVE LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	-	-		-
COMPREHENSIVE LOSS ATTRIBUTABLE TO AVALON GLOBOCARE CORP. COMMON SHAREHOLDERS	$(18,270,378)	$732,701		$(17,528,275)

See notes to unaudited pro forma consolidated financial information.

AVALON GLOBOCARE CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

For the Year Ended December 31, 2024

		Pro Forma
	Historical	Adjustments		Pro Forma
REAL PROPERTY RENTAL REVENUE	$1,333,403	$(1,333,403)	e	$-

REAL PROPERTY OPERATING EXPENSES	1,065,574	(1,065,574)	e	-

REAL PROPERTY OPERATING INCOME	267,829	(267,829)		-

LOSS FROM EQUITY METHOD INVESTMENT - LAB SERVICES MSO	(846,588)	-		(846,588)

OTHER OPERATING EXPENSES:
Advertising and marketing expenses	237,671	-		237,671
Professional fees	1,822,105	(231,837)	e	1,590,268
Compensation and related benefits	1,431,328	(122,474)	e	1,308,854
Other general and administrative expenses	857,869	-		857,869

Total Other Operating Expenses	4,348,973	(354,311)		3,994,662

LOSS FROM OPERATIONS	(4,927,732)	86,482		(4,841,250)

OTHER (EXPENSE) INCOME
Interest expense - amortization of debt discount and debt issuance costs	(1,411,042)	119,228	e	(1,291,814)
Interest expense - other	(983,486)	658,000	e	(325,486)
Interest expense - related party	(42,445)	-		(42,445)
Debt modification charge	(838,794)	-		(838,794)
Change in fair value of derivative liability	374,365	-		374,365
Other expense	(74,260)	80	e	(74,180)

Total Other Expense, net	(2,975,662)	777,308		(2,198,354)

LOSS BEFORE INCOME TAXES	(7,903,394)	863,790		(7,039,604)

INCOME TAXES	-	-		-

NET LOSS	$(7,903,394)	$863,790		$(7,039,604)

LESS: NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	-	-		-

NET LOSS ATTRIBUTABLE TO AVALON GLOBOCARE CORP. COMMON SHAREHOLDERS	$(7,903,394)	$863,790		$(7,039,604)

NET LOSS PER COMMON SHARE ATTRIBUTABLE TO AVALON GLOBOCARE CORP. COMMON SHAREHOLDERS:
Basic and diluted	$(8.44)	$0.92		$(7.52)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	936,614	936,614		936,614

COMPREHENSIVE LOSS:
NET LOSS	$(7,903,394)	$863,790		$(7,039,604)
OTHER COMPREHENSIVE LOSS
Unrealized foreign currency translation loss	(273)	-		(273)
COMPREHENSIVE LOSS	(7,903,667)	863,790		(7,039,877)
LESS: COMPREHENSIVE LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	-	-		-
COMPREHENSIVE LOSS ATTRIBUTABLE TO AVALON GLOBOCARE CORP. COMMON SHAREHOLDERS	$(7,903,667)	$863,790		$(7,039,877)

See notes to unaudited pro forma consolidated financial information.

[1] Description of Sale

On February 18, 2026, the Company and Wenzhao Lu (the “Purchaser”), the Chairman of the Company’s Board of Directors, entered into an Amended and Restated Membership Interest Purchase Agreement (the “Amended MIPA”), pursuant to which the Company sold to the Purchaser 100% of the membership interests of Avalon RT 9 Properties, LLC, a wholly owned subsidiary of the Company (“Avalon RT 9”), for $9,000,000.

[2] Basis of Presentation

The unaudited pro forma consolidated financial information is prepared pursuant to Article 11 of Regulation S-X. The unaudited pro forma consolidated balance sheet and statements of operations and comprehensive loss are based upon the historical consolidated financial statements of the Company, which were included in its Annual Reports on Form 10-K for the fiscal years ended December 31, 2025 and 2024, previously filed with the SEC. The unaudited pro forma consolidated balance sheet as of December 31, 2025 has been prepared by including the audited historical consolidated balance sheet of the Company as of December 31, 2025, adjusted to reflect the pro forma effect as if the Sale had been consummated on that date. The unaudited pro forma consolidated statements of operations and comprehensive loss for the years ended December 31, 2025 and 2024 have been prepared by including the Company’s historical consolidated statements of operations and comprehensive loss, adjusted to reflect the pro forma effect as if the Sale had been consummated on January 1, 2024.

[3] Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma consolidated balance sheet and/or the unaudited pro forma consolidated statements of operations and comprehensive loss:

a.	Reflects the elimination of advance received from the Purchaser of approximately $3 million.

b.	Reflects the elimination of Avalon RT 9’s assets and liabilities.

c.	Reflects the effect on additional paid-in capital related to the estimated gain on sale of Avalon RT 9 to Mr. Lu, the Company’s chairman of the Board of Directors. The Company recorded proceeds in excess of its carrying value (approximately $2 million) to additional paid-in capital as a result of the capital transaction with related party under applicable SEC regulations.

d.	Reflects the elimination of the historical net loss from discontinued operations attributable to the sale of Avalon RT 9.

e.	Reflects the elimination of the historical real property rental revenue, real property operating expenses, other operating expenses, and other expense attributable to the sale of Avalon RT 9.

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